Financial risk management	12 Months Ended
Dec. 31, 2021
Financial risk management [abstract]
Financial risk management

26.Financial risk management

a.Financial risk factors

The Company’s risk exposures and the impact on its financial instruments are summarized below:

(i)Credit Risk

Credit risk is the risk of loss associated with a counterparty’s inability to fulfill its payment obligations. The Company’s credit risk is primarily attributable to cash and cash equivalents and trade and other receivables. The credit risk on cash and cash equivalents is limited because the Company invests its cash in deposits with well-capitalized financial institutions with strong credit ratings in Canada and the United States. Under current concentrate offtake agreements, risk on trade receivables related to concentrate sales is managed by receiving payments for 85% to 100% of the estimated value of the concentrate within one month following the time of shipment.

As of December 31, 2021, the Company’s exposure to credit risk with respect to trade receivables amounts to $4.7 million (2020: $2.8 million). The Company believes credit risk is not significant and there was no significant change to the Company’s allowance for expected credit losses as at December 31, 2021, and December 31, 2020.

(ii)Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they arise. The Company’s approach to managing liquidity risk is to ensure that it will have sufficient liquidity to meet liabilities when due. The Company’s liquidity requirements are met through a variety of sources, including cash, cash generated from operations, credit facilities and debt and equity capital markets. The Company’s trade payables have contractual maturities of less than 30 days and are subject to normal trade terms. See Note 2 for discussion of the Company’s basis of presentation and going concern.

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The following table presents the contractual maturities of the Company’s financial liabilities and provisions on an undiscounted basis:

	December 31, 2021
		Less than			Over 5
	Total	1 year	2-3 years	4-5 years	years

Trade and other payables	$20,576	$20,576	$-	$-	$-
Glencore pre-payment facility	1,451	1,451	-	-	-
Promissory note	5,000	5,000	-	-	-
Interest on promissory note	159	159	-	-	-
RoyCap convertible debenture	14,080	-	14,080	-	-
Interest on RoyCap convertible debenture	2,620	1,126	1,494	-	-
Government loan	4,499	4,499	-	-	-
Metals contract liability	41,319	11,971	21,884	7,464	-
Projected pension contributions	3,506	612	1,065	1,185	644
Decommissioning provision	17,396	-	-	-	17,396
Other long-term liabilities	1,543	-	536	471	536
	$112,149	$45,394	$39,059	$9,120	$18,576

Minimum lease payments in respect to lease liabilities are included in trade and other payables and other long-term liabilities as follows:

	December 31, 2021
		Less than			Over 5
	Total	1 year	2-3 years	4-5 years	years

Trade and other payables	$3,767	$3,767	$-	$-	$-
Other long-term liabilities	1,007	-	536	471	-
	$4,774	$3,767	$536	$471	$-

The following table summarizes the continuity of the Company’s total lease liabilities discounted using an incremental borrowing rate ranging from 5% to 11% applied during the year:

	December 31,	December 31,
	2021	2020

Lease liabilities, beginning of year	$6,377	$7,025
Additions	1,123	1,962
Lease principal payments	(2,720)	(2,594)
Lease interest payments	(507)	(759)
Accretion on lease liabilities	501	743
Lease liabilities, end of year	$4,774	$6,377

(iii)Market risk

Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices. Market risk comprises three types of risk: interest rate risk, currency risk and price risk.

(1)Interest rate risk

The Company is subject to the interest rate risk of U.S. LIBOR rate plus 7% per annum from the existing Pre-Payment Facility. Interest rates of other financial instruments are fixed.

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(2)Currency risk

As at December 31, 2021, the Company is exposed to foreign currency risk through financial assets and liabilities denominated in CAD and Mexican pesos (“MXN”):

Financial instruments that may impact the Company’s net loss or other comprehensive loss due to currency fluctuations include CAD and MXN denominated assets and liabilities which are included in the following table:

	As at December 31, 2021
	CAD	MXN

Cash and cash equivalents	$88	$502
Trade and other receivables	30	3,425
Trade and other payables	2,175	5,150

As at December 31, 2021, the CAD/USD and MXN/USD exchange rates were 1.27 and 20.58, respectively. The sensitivity of the Company’s net loss and comprehensive loss due to changes in the exchange rates for the year ended December 31, 2021 is included in the following table:

	CAD/USD	MXN/USD
	Exchange rate	Exchange rate
	+/- 10%	+/- 10%

Approximate impact on:
Net loss	$1,277	$1,095
Other comprehensive loss	(122)	4

The Company may, from time to time, employ derivative financial instruments to manage exposure to fluctuations in foreign currency exchange rates.

As at December 31, 2021 and December 31, 2020, the Company does not have any non-hedge foreign exchange forward contracts outstanding. During the year ended December 31, 2021, the Company did not settle any non-hedge foreign exchange forward contracts (2020: settled non-hedge foreign exchange forward contracts to buy 26.0 million MXN and recorded a realized gain of nil through profit and loss).

(3)Price risk

Price risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices (other than those arising from interest rate risk or currency risk), whether those changes are caused by factors specific to the individual financial instrument or its issuer, or factors affecting all similar financial instruments in the market. As at December 31, 2021, the Company had certain amounts related to the sales of concentrates that have only been provisionally priced. A ±10% fluctuation in silver, zinc, lead, and gold prices would affect trade receivables by approximately $0.5 million (2020: $0.3 million).

As at December 31, 2021 and December 31, 2020, the Company does not have any non-hedge commodity forward contracts outstanding. During the year ended December 31, 2021, the Company did not settle any non-hedge commodity forward contracts (2020: settled non-hedge commodity forward contracts for approximately 1.6 million and 3.3 million pounds of zinc and lead, respectively, and recorded a realized gain of nil through profit and loss).

Net amount of gain or loss on derivative instruments from non-hedge foreign exchange and commodity forward contracts recognized through profit or loss during the year ended December 31, 2021 was nil (2020: nil). Total amount of gain or loss on derivative instruments including those recognized through profit or loss from the Company’s convertible debentures and loan payable during the year ended December 31, 2021 was a gain of $1.7 million (2020: loss of $0.2 million).

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b.Fair values

The fair value of cash, restricted cash, trade and other receivables, and other financial assets and liabilities listed below approximate their carrying amounts mainly due to the short-term maturities of these instruments.

The methods and assumptions used in estimating the fair value of financial assets and liabilities are as follows:

•

Cash and cash equivalents: The fair value of cash equivalents is valued using quoted market prices in active markets. The Company’s cash equivalents consist of money market accounts held at financial institutions which have original maturities of less than 90 days.

•

Trade and other receivables: The fair value of trade receivables from silver sales contracts that contain provisional pricing terms is determined using the appropriate quoted forward price from the exchange that is the principal active market for the particular metal. As such, there is an embedded derivative feature within trade receivables.

•

Metals contract liability: Fixed and variable deliveries of precious metals are classified and measured as financial liabilities at fair value through profit or loss determined using forward commodity pricing curves at end of the reporting period.

•

Convertible debentures, promissory note, and loan payable: The principal portion of the convertible debentures, promissory note, and loan payable are initially measured at fair value and subsequently carried at amortized cost.

•

Embedded derivatives: Revenues from the sale of metals produced from silver sales contracts since the commencement of commercial production are based on provisional prices at the time of shipment. Variations between the price recorded at the time of sale and the actual final price received from the customer are caused by changes in market prices for metals sold and result in an embedded derivative in revenues and accounts receivable.

•

Derivatives: The Company uses derivative and non-derivative instruments to manage financial risks, including commodity, interest rate, and foreign exchange risks. The use of derivative contracts is governed by documented risk management policies and approved limits. The Company does not use derivatives for speculative purposes. The fair value of the Company’s derivative instruments is based on quoted market prices for similar instruments and at market prices at the valuation date.

The fair value hierarchy establishes three levels to classify the inputs to valuation techniques used to measure fair value:

•

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities.

•

Level 2 inputs are quoted prices in markets that are not active, quoted prices for similar assets or liabilities in active markets, inputs other than quoted prices that are observable for the asset or liability (for example, interest rate and yield curves observable at commonly quoted intervals, forward pricing curves used to value currency and commodity contracts and volatility measurements used to value option contracts), or inputs that are derived principally from or corroborated by observable market data or other means.

•

Level 3 inputs are unobservable (supported by little or no market activity).

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	December 31,	December 31,
	2021	2020

Level 1
Cash and cash equivalents	$2,900	$4,705
Restricted cash	4,078	4,082

Level 2
Trade and other receivables	8,208	5,102
Derivative instruments	2,162	4,568
Metals contract liability	40,905	-

Amortized cost
Loan payable	-	5,564
Glencore pre-payment facility	1,451	2,862
Promissory note	5,000	5,000
Government loan	4,499	4,499
Sandstorm convertible debenture	-	9,953
RoyCap convertible debenture	8,665	-